THE PRUDENTIAL SERIES FUND

PSF PGIM Jennison Focused Blend Portfolio

Supplement dated June 20, 2023 to the

Summary Prospectus (the Summary Prospectus) and Prospectus (the Prospectus),

each dated May 1, 2023, as supplemented

This supplement should be read and retained in conjunction with the Prospectus for The Prudential Series Fund (the Trust) and the Summary Prospectus (the Summary Prospectus) for the PSF PGIM Jennison Focused Blend Portfolio (the Portfolio), a series of the Trust. The Portfolio may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms herein that are not otherwise defined shall have the meanings given to them in the Prospectus and the Summary Prospectus.

The Prospectus is revised as follows, effective July 1, 2023:

I.The following table replaces the "Annual Portfolio Operating Expenses" table in the "PORTFOLIO FEES AND EXPENSES" section in the Summary Prospectus and in the Summary section of the Prospectus for the Portfolio:

Annual Portfolio Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Class I Shares	Class II Shares	Class III Shares
Management Fees	0.75%	0.75%	0.75%
+Distribution and/or Service Fees (12b-1 Fees)	None	0.25%	0.25%
+Administration Fees	None	0.15%	None
+Other Expenses(1)	0.11%	0.11%	0.11%
=Total Annual Portfolio Operating Expenses	0.86%	1.26%	1.11%
-Fee Waiver and/or Expense Reimbursement	(0.10)%	(0.10)%	(0.10)%
=Total Annual Portfolio Operating Expenses After Fee	0.76%	1.16%	1.01%
Waiver and/or Expense Reimbursement(2)

(1)Other expenses have been updated from the most recent annual report to reflect current expenses.

(2)The Manager has contractually agreed to waive a portion of its management fee and/or reimburse certain expenses of the Portfolio so that the Portfolio's management fee plus other expenses (exclusive of certain expenses as described more fully in the Trust's Statement of Additional Information) do not exceed 0.76% of the Portfolio's average daily net assets through June 30, 2024. Expenses waived/reimbursed by the Manager for the purpose of preventing the expenses from exceeding a certain expense ratio limit may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year. This arrangement may not be terminated or modified without the prior approval of the Trust's Board of Trustees.

II.The following table replaces the "Example" table in the "PORTFOLIO FEES AND EXPENSES" section in the Summary Prospectus and the Summary section of the Prospectus for the Portfolio:

	1 Year	3 Years	5 Years	10 Years
PSF PGIM Jennison Focused Blend	$78	$264	$467	$1,052
Portfolio Class I Shares
PSF PGIM Jennison Focused Blend	$118	$390	$682	$1,514
Portfolio Class II Shares
PSF PGIM Jennison Focused Blend	$103	$343	$602	$1,343
Portfolio Class III Shares

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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